SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): January 12, 2001
                                                         -----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





         1-7160                                         35-1101097
-------------------------------          ---------------------------------------
 (Commission File Number)                (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                                    46514
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(Address of Principal Executive Offices)                              (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On January 12, 2001, the Company filed a press release announcing a loss in fourth quarter; profit for the year. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

                  Exhibit
                  Number          Description
                  ------          -----------

                  99.1 January 12, 2001 Press Release announcing a loss in fourth quarter; profit for the year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COACHMEN INDUSTRIES, INC.


                                            By:   /s/ Richard M. Lavers
                                                --------------------------------
                                                     Richard M. Lavers
                                                     General Counsel & Secretary



Dated:  January 12, 2001